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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported): September 15, 2003
                                                       --------------------



                             R. G. BARRY CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

        Ohio                        1-8769                       31-4362899
  ---------------              ----------------                --------------
  (State or other              (Commission File                 (IRS Employer
  jurisdiction of                   Number)                  Identification No.)
  incorporation)

               13405 Yarmouth Road N.W., Pickerington, Ohio 43147
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (614) 864-6400
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                         -------------------------------
                         (Former name or former address,
                          if changed since last report)


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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On September 15, 2003, R.G. Barry Corporation (the "Company"), as borrower, entered into a Third Amendment to Revolving Credit Agreement (the "Third Amendment") with The Huntington National Bank ("Huntington"), as lender. The Third Amendment amends the Revolving Credit Agreement between the Company and Huntington dated December 27, 2002 (the "Agreement"), as amended by the First Amendment to Revolving Credit Agreement between the Company and Huntington dated March 31, 2003 (the "First Amendment") and the Second Amendment to Revolving Credit Agreement between the Company and Huntington dated September 1, 2003 (the "Second Amendment"). The Third Amendment deletes the EBITDA (earnings before interest, taxes, depreciation and amortization) requirements contained in
Section 9.13 of the Agreement, and replaces them with a requirement that the Company earn at least One Dollar ($1.00) in Consolidated Net Income for fiscal year 2003 and each fiscal year thereafter (excluding any losses due to the sale of the assets, or from the operations, of Vesture Corporation, the Company's wholly-owned subsidiary that was sold in June 2003).

         The Third Amendment is attached hereto as Exhibit 4 and is incorporated herein by reference. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Third Amendment, the Agreement, which was filed as Exhibit 99.1 to the Company's Form 8-K dated January 9, 2003, the First Amendment, which was filed as Exhibit 4 to the Company's Form 10-Q for the quarter ended March 29, 2003, and the Second Amendment, which was filed as
Exhibit 4 to the Company's Form 8-K dated September 3, 2003.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (a) and (b)       Not applicable.

         (c)      Exhibits.

                  Exhibit No.      Description
                  -----------      -----------
                       4           Third Amendment to Revolving Credit Agreement
                                   dated September 15, 2003, by and between The
                                   Huntington National Bank and R.G. Barry
                                   Corporation


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      R.G. BARRY CORPORATION


Dated:  September 19, 2003            By: /s/ Daniel D. Viren
                                          -------------------------------------
                                          Daniel D. Viren
                                          Senior Vice President-Finance, Chief
                                          Financial Officer, Secretary and
                                          Treasurer


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                                INDEX TO EXHIBITS


                           Current Report on Form 8-K
                            Dated September 19, 2003

                             R. G. Barry Corporation


Exhibit No.      Description
-----------      -----------
    4            Third Amendment to Revolving Credit Agreement dated September
                 15, 2003, by and between The Huntington National Bank and
                 R.G. Barry Corporation



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